CHEMICAL BANK, TRUSTEE                                          DETERMINATION DATE:       03-APR-97
MANUFACTURED HOUSING CONTRACTS                                  REMITTANCE DATE:          07-APR-97
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1996B      FOR THE PERIOD ENDED:     25-MAR-97

INFORMATION FOR CLAUSES (A) THROUGH (S), SECTION 7.01

                                                                 CLASS A-1       CLASS A-2      CLASS A-3     CLASS A-4
(A) CLASS A AND CLASS B DISTRIBUTION AMOUNTS                   1,216,586.09      165,939.37    120,818.63     76,366.67

(B) FORMULA PRINCIPAL DISTRIBUTION AMOUNT
    (A) SCHEDULED PRINCIPAL DUE                                  345,837.64
    (B) PARTIAL PREPAYMENTS RECEIVED                              78,498.59
    (C) PRINCIPAL PAYMENTS IN FULL (SCHEDULED BALANCE)           666,988.70
    (D) LIQUIDATED CONTRACT SCHEDULED BALANCE                          0.00
    (E) SECTION 3.05 PURCHASE SCHEDULED BALANCE                        0.00
    (F) PREVIOUSLY UNDISTRIBUTED SHORTFALLS IN (A) THROUGH (E)         0.00
                                                              -------------  --------------  ------------  ------------
 TOTAL PRINCIPAL DISTRIBUTION                                  1,091,324.93            0.00          0.00          0.00

(C) INTEREST DISTRIBUTION                                        125,261.16      165,939.37    120,818.63     76,366.67
    UNPAID INTEREST SHORTFALL                                          0.00            0.00          0.00          0.00
                                                              -------------  --------------  ------------  ------------
 TOTAL INTEREST DISTRIBUTION                                     125,261.16      165,939.37    120,818.63     76,366.67

(D) BEGINNING CLASS A AND CLASS B PRINCIPAL BALANCE           23,486,467.56   29,610,000.00 20,786,000.00 12,640,000.00
    LESS: PRINCIPAL DISTRIBUTION                               1,091,324.93            0.00          0.00          0.00
                                                              -------------  --------------  ------------  ------------
    REMAINING CLASS A AND CLASS B PRINCIPAL BALANCE           22,395,142.63   29,610,000.00 20,786,000.00 12,640,000.00

(E) FEES DUE SERVICER
    MONTHLY SERVICING FEE                                        134,799.45       (H)     POOL FACTOR
    SECTION 8.06 REIMBURSEMENT AMOUNT                                  0.00       CLASS A-1    0.70107509
    SECTION 6.02 REIMBURSEMENT AMOUNT                             27,870.59       CLASS A-2    1.00000000
    REIMBURSEABLE FEES                                                 0.00       CLASS A-3    1.00000000
                                                              -------------       CLASS A-4    1.00000000
 TOTAL FEES DUE SERVICER                                         162,670.04       CLASS A-5    1.00000000
                                                                                  CLASS A-6    1.00000000
                                       NO. OF                 UNPAID PRINCIPAL    CLASS B-1    1.00000000
(F) DELINQUENCY                       CONTRACTS                  BALANCE          CLASS B-2    1.00000000

     31-59 DAYS DELINQUENT                131                     3,722,954
     60-89 DAYS DELINQUENT                 26                       926,261
      90+ DAYS DELINQUENT                  28                       681,220

(G) SECTION 3.05 REPURCHASES                                           0.00


(I) CLASS R DISTRIBUTION AMOUNT                                  200,016.06
    REPOSESSION PROFITS                                                0.00

(J) PRINCIPAL BALANCE OF CONTRACTS IN REPOSSESSION                     0.00

(K) AGGREGATE NET LIQUIDATION LOSSES                                   0.00

(L) (X) CLASS B-2 FORMULA DISTRIBUTION AMOUNT                     42,652.50
    (Y) REMAINING AMOUNT AVAILABLE                               242,668.56
                                                              -------------
    AMOUNT OF (X) OVER (Y)                                             0.00

(M) CLASS B-2 LIQUIDATION LOSS AMOUNT                                  0.00

(N) GUARANTEE PAYMENT                                                  0.00

(O) UNADVANCED SHORTFALLS                                              0.00

(P) NUMBER OF UNITS REPOSSESSED                                           0


                                                               CLASS A-5     CLASS A-6     CLASS B-1     CLASS B-2
(A) CLASS A AND CLASS B DISTRIBUTION AMOUNTS                  108,980.81     72,154.58     53,251.00     42,652.50
                                                           ------------- -------------  ------------  ------------
(B) FORMULA PRINCIPAL DISTRIBUTION AMOUNT
    (A) SCHEDULED PRINCIPAL DUE
    (B) PARTIAL PREPAYMENTS RECEIVED
    (C) PRINCIPAL PAYMENTS IN FULL (SCHEDULED BALANCE)
    (D) LIQUIDATED CONTRACT SCHEDULED BALANCE
    (E) SECTION 3.05 PURCHASE SCHEDULED BALANCE
    (F) PREVIOUSLY UNDISTRIBUTED SHORTFALLS IN (A) THROUGH (E)

 TOTAL PRINCIPAL DISTRIBUTION                                       0.00          0.00          0.00          0.00

(C) INTEREST DISTRIBUTION                                     108,980.81     72,154.58     53,251.00     42,652.50
    UNPAID INTEREST SHORTFALL                                       0.00          0.00          0.00          0.00
                                                           ------------- -------------  ------------  ------------
 TOTAL INTEREST DISTRIBUTION                                  108,980.81     72,154.58     53,251.00     42,652.50

(D) BEGINNING CLASS A AND CLASS B PRINCIPAL BALANCE        17,379,000.00 11,030,000.00  8,272,000.00  6,204,000.00
    LESS: PRINCIPAL DISTRIBUTION                                    0.00          0.00          0.00          0.00
                                                           ------------- -------------  ------------  ------------
    REMAINING CLASS A AND CLASS B PRINCIPAL BALANCE        17,379,000.00 11,030,000.00  8,272,000.00  6,204,000.00

(E) FEES DUE SERVICER
    MONTHLY SERVICING FEE                                  ORIGINAL BALANCE       RATE
    SECTION 8.06 REIMBURSEMENT AMOUNT                        31,944,000.00       6.400%
    SECTION 6.02 REIMBURSEMENT AMOUNT                        29,610,000.00       6.725%
    REIMBURSEABLE FEES                                       20,786,000.00       6.975%
                                                             12,640,000.00       7.250%
 TOTAL FEES DUE SERVICER                                     17,379,000.00       7.525%
                                                             11,030,000.00       7.850%
                                       NO. OF                 8,272,000.00       7.725%
(F) DELINQUENCY                       CONTRACTS               6,204,000.00       8.250%

     31-59 DAYS DELINQUENT                131
     60-89 DAYS DELINQUENT                 26
      90+ DAYS DELINQUENT                  28

(G) SECTION 3.05 REPURCHASES


(I) CLASS R DISTRIBUTION AMOUNT
    REPOSESSION PROFITS

(J) PRINCIPAL BALANCE OF CONTRACTS IN REPOSSESSION

(K) AGGREGATE NET LIQUIDATION LOSSES

(L) (X) CLASS B-2 FORMULA DISTRIBUTION AMOUNT
    (Y) REMAINING AMOUNT AVAILABLE

    AMOUNT OF (X) OVER (Y)

(M) CLASS B-2 LIQUIDATION LOSS AMOUNT

(N) GUARANTEE PAYMENT

(O) UNADVANCED SHORTFALLS

(P) NUMBER OF UNITS REPOSSESSED

CHEMICAL BANK, TRUSTEE                                          DETERMINATION DATE:       03-APR-97
MANUFACTURED HOUSING CONTRACTS                                  REMITTANCE DATE:          07-APR-97
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1996B      FOR THE PERIOD ENDED:     25-MAR-97

(Q) PRINCIPAL PREPAYMENTS PAID                                   745,487.29

(R) SCHEDULED PRINCIPAL PAYMENTS                                 345,837.64

(S) WEIGHTED AVERAGE INTEREST RATE                                    10.99%


                   COMPUTATION OF AVAILABLE DISTRIBUTION AMOUNT


(I)  CERTIFICATE ACCOUNT BALANCE AT MONTHLY CUTOFF-VANDERBILT  2,207,680.86
     CERTIFICATE ACCOUNT BALANCE AT MONTHLY CUTOFF-SUBSERVICER    89,188.19
(II) MONTHLY ADVANCE MADE                                              0.00
(III)SECTION 5.05 CERTIFICATE FUND INCOME-VANDERBILT               9,331.47
(III)SECTION 5.05 CERTIFICATE FUND INCOME-SUBSERVICER                552.67
(V)  PRINCIPAL DUE HOLDERS                                             0.00
LESS:
(I) SCHEDULED PAYMENTS OF PRINCIPAL AND INTEREST
    DUE SUBSEQUENT TO THE DUE PERIOD-VANDERBILT                   83,746.97
(I) SCHEDULED PAYMENTS OF PRINCIPAL AND INTEREST
    DUE SUBSEQUENT TO THE DUE PERIOD-SUBSERVICER                   3,570.47
(II) DUE TO THE SERVICER PURSUANT TO SECTION 6.02:
   (I)   SECTION 3.05 PURCHASES (DUE SELLER)                           0.00
   (II)  REIMBURSEMENT FOR TAXES FROM LIQUIDATION PROCEEDS             0.00
   (III) MONTHLY SERVICING FEE                                   134,799.45
   (IV)  REIMBURSEABLE LIQUIDATION EXPENSES                       27,870.59
   (V)   SECTION 6.04 (C) REIMBURSEMENT                                0.00
   (VI)  SECTION 8.06 REIMBURSEMENT                                    0.00
   (VII) AMOUNTS NOT REQUIRED TO BE DEPOSITED-SUBSERVICER              0.00

TOTAL DUE SERVICER                                               162,670.04

AVAILABLE DISTRUBUTION AMOUNT-VANDERBILT                       1,970,595.32
AVAILABLE DISTRUBUTION AMOUNT-SUBSERVICER                         86,170.39
TO CLASS A AND B                                               1,856,749.65

MONTHLY EXCESS CASHFLOW                                          200,016.06

WEIGHTED AVERAGE REMAINING TERM (MONTHS)                             175.10

    SCHEDULED BALANCE COMPUTATION


    PRIOR MONTH BALANCE                                      129,407,467.56


    CURRENT BALANCE                           128,396,955.70
              ADV PRINCIPAL                        20,255.33
              DEL PRINCIPAL                       101,068.40
    POOL SCHEDULED BALANCE                                   128,316,142.63


    PRINCIPAL PAYMENTS IN FULL                    666,988.70
    PARTIAL PREPAYMENTS                            78,498.59

    SCHEDULED PRINCIPAL                           345,837.64


    COLLATERAL BALANCE                                       128,396,955.70